Forward Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

Republic Bancorp Profile 3rd largest bank holding company in Michigan 81st largest bank holding company in the U.S. $5.6 billion in assets Market capitalization of over $850 million 3 business lines - retail, commercial and mortgage banking 1,200 employees -1-

94 Offices 89 ATMs -2- Indiana Michigan Ohio

Creating Value Balanced business model Focused business strategies Motivated employees Growth and consistency -3-

Growth & Consistency Annual EPS Growth Return on Equity 1 Year Performance 8% 11% 10% 17.3% 3 Year Performance 5 Year Performance 8% 11% 10% 17.4% 17.1% -4-

Balanced Business Model Contribution by 1st Qtr. 1st Qtr. Business Line: 2002 2003 2003 2004 Mortgage 18% 25% 28% 6% Commercial 28% 22% 23% 33% Retail 54% 53% 49% 61% Net Income (thousands) $56,677 $60,726 $15,153 $16,299 -5-

Focused Business Strategies Branches in Strong Markets Products and Services: Commercial real estate and SBA lending Mortgage banking Core deposits and home equity lending "Distinctive Personal Service" through relationship banking -6-

Southeast Michigan Market -7- Grosse Pointe Romeo Rochester Hills Shelby Twp. Auburn Hills Troy Clawson Bloomfield Hills Farmington Hills Commerce Twp. St. Clair Shores Southgate Dearborn Canton Plymouth Northville South Lyon Manchester Fenton Hartland Brighton Howell Pinckney

Commercial Banking Diversified portfolio, 97% secured by real estate Serving strong commercial markets in Southeast Michigan, Cleveland and Indianapolis #1 SBA lender in Michigan for 10th straight year -8-

Mortgage Banking Top ten retail mortgage lender in Midwest High quality asset generation, including hybrid adjustable rate mortgages Mortgage loan originators in retail branches -9-

Retail Banking Focus on relationship development through personalized banking Establish core deposit relationship Significant cross-sell opportunities -10-

Building Relationships Retail Average Customers Mortgage Retail with 3 or to Retail Customer more services 2001 30% 1.59 services 12% 2003 37% 1.75 services 16% 1st Qtr. 2004 38% 1.77 services 18% -11-

Motivated Employees All employees are shareholders 19% owned by employees and directors "Pay for Performance" compensation > 50% of compensation is variable TEAM Republic - 13,000 successful referrals Recognition and rewards for top performers -12-

Great Place to Work -13- Ranked #5 3rd Year in a Row

1st Quarter Financial Highlights (8%) 13% 45.70 $5.96 49.82 $5.28 Efficiency ratio (%) Tangible book value (39%) 7% 8% 18% % Change $5,550 $4,712 Total assets (millions) .11 .18 Charge-offs/Avg. loans (%) $0.25 $0.24 Earnings per share $4,167 $3,858 Total loans (millions) 3-31-04 3-31-03 -14-

Loan Portfolio Growth ($ in millions) 3/31/03 3/31/04 % Change Commercial $1,469 $1,543 5% Residential 1,807 1,982 10% Consumer 582 642 10% Total $3,858 $4,167 8% -15-

Loan Portfolio Commercial Other Bridge Home Equity Residential East 0.36 0.01 0.03 0.12 0.48 Residential real estate mortgages 48% Commercial real estate loans 36% $4.17 billion at March 31, 2004 Home equity loans 12% Other 1% Bridge/Lot loans 3% -16-

Commercial Loan Portfolio Retail Manufacturing Multi-Family All Others Hotel/Motel Pre-sold Land Office East 0.19 0.09 0.08 0.2 0.06 0.07 0.05 0.26 Average LTV 75% Variable Rate 74% Fixed Rate 26% All Others Office Retail 20% 19% 26% Warehouse Multi-Family Pre-sold 1-4 Family Residential Land Development Hotel/Motel 9% 8% 7% 6% 5% -17-

Residential Loan Portfolio Jumbo Portfolio Agency East 27 21 52 Average FICO Score 717 Average LTV 72% Variable Rate 59% Fixed Rate 41% Agency Eligible Jumbo Portfolio 52% 21% 27% -18-

Consumer Loan Portfolio Bridge/Lot Loans Other Home Equity East 0.19 0.06 0.75 Home Equity Portfolio Average FICO Score 734 Average CLTV 75% Variable Rate 76% Fixed Rate 24% Bridge/Lot Loans Home Equity Loans 19% 75% -19- Other 6%

Sound Asset Quality 90 91 92 93 94 95 96 97 98 99 00 01 02 03 1Q 04 RBI 0.0018 0.0028 0.0024 0.0006 0.002 0.0006 0.0006 0.0003 0.0005 0.0017 0.0013 0.0019 0.0023 0.0018 0.0011 Peers 0.0067 0.0095 0.0065 0.0054 0.0025 0.0028 0.0028 0.0028 0.0027 0.0028 0.003 0.0043 0.0042 0.0032 0.0024 Peer Group ($3-$10 billion in assets) Net Loan Charge-Offs to Average Loans Republic Bancorp -20-

Core Deposit Growth (Checking, Savings and Money Market Accounts) 2001 2002 2003 1 Qtr. 2004 RBI 1219 1348 1445 1498 -21- ($ in millions)

Treasury Management Fixed rate mortgages and servicing rights are sold Adjustable rate mortgages retained Asset sensitive GAP management + 50 bp = 2.37% increase in net interest income + 100 bp = 4.27% increase in net interest income + 200 bp = 7.34% increase in net interest income -22-

Strong Capital Position 12-31-02 12-31-03 3-31-04 Tier 1 leverage 7.81% 8.04% 7.89% Total risk-based capital 12.26% 12.85% 12.99% -23-

Creating Shareholder Value 34 market makers including 10 with analyst coverage S&P SmallCap 600 Index listing Stock Repurchase Program of 2.2 million shares Issued 10% stock dividend for 18 consecutive years Liquid stock - 3.6 million shares monthly average -24-

Attractive Stock Value ROE 17.15% 15.84% Net Charge-Offs P/E .11% 13.1 .27% 16.7 -25- * Peer Group = Top 76-100 Banks RBNC Peer *

Creating Value Balanced business model Focused business strategies Motivated employees Growth and consistency -26-